UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 12, 2009

THERMA-MED, INC.
(Exact Name of small business issuer as specified in its charter)

Colorado
(State of Incorporation)

000-19427
(Commission File No.)

954182188
(IRS Employer ID Number)

468 North Camdem Drive, Beverly Hills, California, 90210
(Address of principal executive offices)

(310) 8605103
(Registrant's telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit	Description

99.1	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Therma-Med, Inc.

Date: November 12, 2009	By: /s/ Joshua Suarez
Joshua Suarez President